                                                                   Exhibit 10.18

                                SECOND AMENDMENT
                                ----------------


     Reference is hereby made to (i) the Reducing Revolving Credit Agreement dated as of June 28, 1996, as amended by a First Amendment dated as of November 7, 1996 (the "MLB Credit Agreement") among Major League Baseball Trust (the "Borrower"), Fleet National Bank (the "Administrative Agent"), Bank of America, The Chase Manhattan Bank (formerly known as Chemical Bank), Morgan Guaranty Trust Company of New York and the Banks signatory thereto, (ii) the Club Trust Reducing Revolving Credit Agreement dated as of June 28, 1996, as amended by a First Amendment dated as of November 7, 1996 (the "Club Trust Credit Agreement") among Major League Baseball Trust (the "MLB Trust"), Fleet National Bank (the "Facilitating Agent") and the Club Trusts deemed to be parties thereto and (iii) the Pledge and Security Agreement dated as of June 28, 1996 (the "MLB Pledge and Security Agreement") between the Borrower and the Administrative Agent. The parties now desire to amend the MLB Credit Agreement, the Club Trust Credit Agreement and the MLB Pledge and Security Agreement as set forth in this Second Amendment and hereby agree as follows:

I. DEFINITIONS.
   ------------

     Capitalized terms used herein which are not otherwise defined herein and which are defined in Annex A to the MLB Credit Agreement have the same meanings herein as therein.

II. BACKGROUND.
    -----------

     A Collective Bargaining Agreement with a Collective Bargaining Agreement Effective Date as of March 13, 1997 has been executed and delivered to the Administrative Agent. The Borrower has requested that the LIBO Rate spread pricing be reduced, that the scheduled reductions of the Maximum Available Amount be modified and that funds be permitted to be distributed by each Club Trust to its related Participating Club during each fiscal year prior to the accumulation in the Debt Service Account of sufficient funds to pay all scheduled payments of principal, periodic interest and fees for such fiscal year. The Banks are willing to permit such modifications subject to the terms and conditions of this Second Amendment. In addition, the Indians Club Trust has requested that it be permitted to change its election under the Club Trust Credit Agreement from Option A to Option B and to increase its Maximum Available Amount under its Club Trust Sub-Facility to $35,500,000. The Borrower has correspondingly requested that the Total Commitment be increased to $305,000,000 and that certain Banks increase their respective Commitments. The Banks and the MLB Trust are willing to permit such increases subject to the terms and conditions of this Second Amendment.

III. AMENDMENTS.
     -----------

     (A) REFERENCES TO TOTAL COMMITMENT IN THE MLB CREDIT AGREEMENT AND THE CLUB TRUST CREDIT AGREEMENT.

     As used in the MLB Credit Agreement and the Club Trust Credit Agreement, the term "Total Commitment" shall mean $305,000,000, as such amount shall be reduced pursuant to Section 2.04 of each of the MLB Credit Agreement and the Club Trust Credit Agreement and increased pursuant to Sections 2.15 and 8.01(b) of the MLB Credit Agreement and Sections 2.14 and 8.01 of the Club Trust Credit Agreement.

     (B) AMENDMENT TO SECTION 2.06(a)(iv) OF THE MLB CREDIT AGREEMENT. Section 2.06(a)(iv) of the MLB Credit Agreement is hereby amended by deleting the sub-paragraph in its entirety and substituting therefor the following:


     "(iv) On and after any Collective Bargaining Agreement Effective Date, and prior to any subsequent Collective Bargaining Agreement Expiration Date, the rate for any LIBO Rate Portion of any Club Trust Related Advance shall be computed at a rate equal to the LIBO Rate, plus .8750% per annum."

     (C) AMENDMENT TO SECTION 5.01 OF THE MLB CREDIT AGREEMENT. Section 5.01 of the MLB Credit Agreement is hereby amended by adding thereto paragraph (f) as follows:

     "(f) REVENUE FORECAST AND DEBT SERVICE AND DISTRIBUTION SCHEDULE. Cause to be delivered to the Administrative Agent, on an annual basis (i) on or before December 1 of each year, commencing December 1, 1997, in respect of the immediately succeeding calendar year, the Revenue Forecast and the proposed Debt Service and Distribution Schedule for such calendar year and (ii) upon its finalization by the Commissioner and the Administrative Agent, the final Debt Service and Distribution Schedule for such calendar year."

     (D) AMENDMENT TO SCHEDULES I AND II TO THE MLB CREDIT AGREEMENT.

     Schedules I and II to the MLB Credit Agreement are hereby amended by deleting Schedules I and II in their entirety and replacing them with Schedules I and II attached hereto.

     (E) AMENDMENT TO SECTION 2.04 (b)(i) OF THE CLUB TRUST CREDIT AGREEMENT.
Section 2.04(b)(i) of the Club Trust Credit

Agreement is hereby amended by deleting the sub-paragraph in its entirety and substituting therefore the following:

          "(i) The Maximum Available Amount under each Club Trust's Sub-Facility shall be reduced, on or prior to each of the dates set forth below, to the corresponding amounts set forth below for a Club Trust that has elected option A or Option B, as the case may be:

                                        Maximum Available
                                      Amount Per Club Trust
                                      ---------------------

           Date                  Option A               Option B
           ----                  --------               --------
     December 15,  1997         $25,000,000             $35,500,000

     December 15,  1998         $25,000,000             $30,750,000

     December 15,  1999         $24,500,000             $24,500,000

     December 15,  2000         $18,000,000             $18,000,000

     December 31,  2000         Balance Due             Balance Due


PROVIDED, that if the National Media Contract with a joint venture between Fox Broadcasting Company and Liberty substantially in the form previously delivered to the Administrative Agent is not fully executed on or before July 15, 1997, the Maximum Available Amount per Club Trust under Option B in 1997 and 1998 and under Option A and Option B in 1999 and 2000 shall be reduced by an additional $1,650,000 per Club Trust per year."

     (F) AMENDMENT TO SCHEDULE I TO THE CLUB TRUST CREDIT AGREEMENT. Schedule I to the Club Trust Credit Agreement is hereby amended by deleting Schedule I in its entirety and replacing it with Schedule I attached hereto.

     (G) AMENDMENTS TO ANNEX A TO THE MLB CREDIT AGREEMENT.

          (i) Annex A to the MLB Credit Agreement is hereby amended by deleting the definition of "Commissioner Expenses" in its entirety and substituting therefor the following:

          "COMMISSIONER EXPENSES" means the expenses of the Commissioner and the office of the Commissioner paid pursuant to Sections 5(b) and (c) of the Central Fund Agreement by the Major League Clubs as in effect on the Closing Date; PROVIDED however, that with respect to each

     Participating Club, aggregate annual payments of such Participating Club's Pro Rata share of Commissioner Expenses made by the Commissioner on behalf of such Participating Club out of the Central Fund Custody Account shall be limited to (i) $1,600,000 in 1996, and (ii) an aggregate annual amount in each succeeding year equal to the sum of (x) the prior year's maximum amount, plus (y) the product of the amount of any increase in the Consumer Price Index (expressed as a percentage) multiplied times the prior year's maximum amount, plus (z) the product of five percent (5%) multiplied times the prior year's maximum amount; PROVIDED, further, that each Participating Club will remain materially liable for its share of any Commissioner Expenses in any year which exceed such permitted payments; and PROVIDED, further, that in 1997, in addition to the amounts set forth above, the Commissioner will be permitted, on a one-time non-recurring basis, to withdraw an additional aggregate amount of up to $37,000,000 (up to $1,321,429 per Participating Club) comprising (A) up to $25,000,000 in revenue sharing expenses and (B) up to $12,000,000 in payments to a non-qualified pension plan for Major League Baseball players playing before 1947."

          (ii) Annex A to the MLB Credit Agreement is hereby further amended by adding thereto in the proper alphabetical order the following definitions:

          ""DEBT SERVICE AND DISTRIBUTION SCHEDULE" means a schedule prepared by the Commissioner and promptly approved by the Administrative Agent in its reasonable discretion for each calendar year setting forth in reasonable detail with respect to each distribution to be made in such fiscal year from the Central Fund, MLB Properties and Expansion Fees into the Collection Account for the account of each Club Trust (a) the proposed amounts to be transferred into the Debt Service Account in respect of scheduled payments of principal, interest, fees and expenses due from such Club Trust to the MLB Trust and collectively from the Borrower to the Banks and (b) the proposed amounts to be transferred into the Distribution Account for distribution to such Club Trust's related Participating Club; PROVIDED, that such schedule shall provide at a minimum that there shall be transferred into the Debt Service Account from each distribution sufficient amounts to maintain (after giving effect to amounts then on deposit in the Debt Service Account and scheduled payments of principal, interest, fees and expenses prior to the next Distribution Date) (i) an amount equal to at least one fiscal quarter of projected interest for each Club Trust based on its then prevailing interest rate plus 2% (or if such Club Trust has capped its interest rate with an Agent or selected an Interest Period which equals or exceeds the applicable period from the applicable distribution date to the next distribution date, then based on its capped rate or LIBO Rate plus the applicable margin), and (ii) amounts in respect of scheduled payments of principal and payments of fees and expenses by such Club Trust during such year sufficient in the reasonable judgment of the Administrative Agent to permit such Club Trust and the Borrower to make such payments in full in a timely manner; PROVIDED, further, that upon the submission of a proposed version of such schedule by the Commissioner to the Administrative Agent on or before December 1 of each year in respect of the immediately succeeding calendar year in accordance with Section 5.01(f) of the MLB Credit Agreement, the Administrative Agent shall reasonably promptly either approve the proposed schedule in its reasonable discretion or modify it in consultation with the Commissioner until it is acceptable to the Administrative Agent in its reasonable discretion; and PROVIDED, further, that in the event that, due to changed circumstances in any calendar year, the Commissioner determines that a material change will be required to the schedule for such calendar year, such change shall require the written approval of three of the Agent Banks including the Administrative Agent."

          "DISTRIBUTION ACCOUNT PAYMENT DIRECTIVE" means a payment directive executed by the MLB Trust and each Club Trust's related Participating Club directing the Administrative Agent to transfer all amounts in a Club Trust's allocable portion of the Distribution Account directly to such Club Trust's Participating Club rather than 90% to such Participating Club and 10% to the MLB Trust for the account of such Participating Club.

          "DISTRIBUTION INTERRUPTION EVENT" means (i) an Event of Default or Club Trust Event of Default, (ii) a Business Interruption Event, (iii) the payment of any distribution from the Commissioner to the Collection Account which is materially less in amount or more than ten (10) days later than the corresponding amount or date set forth in the Debt Service and Distribution Schedule for such calendar year, or (iv) if at any time, the cash balance (including cash equivalents and short-term investments) in the Central Fund Custody Account is less than $5,000,000; PROVIDED, that in the case of a Club Trust Event of Default, such term shall only apply to the affected Club Trust or Club Trusts.

          "REVENUE FORECAST" means a revenue forecast prepared by the Commissioner and approved by the Administrative Agent in its reasonable discretion for each calendar year setting forth in reasonable detail the projected date and amount of each distribution from the Central Fund, MLB Properties and Expansion Fees into the Collection Account allocable to each Club Trust."

     (H) AMENDMENT TO SECTION 7(c) OF THE MLB PLEDGE AND SECURITY AGREEMENT.

     Section 7(c) of the MLB Pledge and Security Agreement is hereby amended by deleting the provision in its entirety and substituting therefor the following:

     "(c) WITHDRAWALS AND TRANSFERS. The MLB Trust (on its own behalf and on behalf of the Club Trusts) hereby appoints the Administrative Agent the true and lawful attorney of the MLB Trust and the Club Trusts, with full power of substitution, for the purpose of making any withdrawal or ordering any transfer of deposited funds from the Collection Account and the Debt Service Account, which appointment is coupled with an interest and is irrevocable.

         (i) Subject to the provisions of Section 2.12(d) of the MLB Credit Agreement, at such times and in such amounts as are specified below, the Administrative Agent shall withdraw or transfer amounts on deposit in the Collection Account in the following priority:

         (A) on each Distribution Date and any other date on which amounts are deposited in or shall be on deposit in the Collection Account the Administrative Agent shall deposit in the Debt Service Account such amounts, without duplication, as are required or necessary (I) to make payments of principal and interest under the MLB Credit Agreement or the Club Trust Credit Agreement then due and owing, (II) to make unscheduled payments of principal in connection with any Prepayment Event (including any voluntary principal prepayment by a Club Trust and any required principal payment in connection with any Club Trust Event of Default), Event of Default or Club Trust Event of Default, (III) to pay the fees and expenses of the Banks and the Administrative Agent under this Agreement, the Club Trust Pledge and Security Agreement, the MLB Credit Agreement and the Club Trust Credit Agreement or any related agreement (including the Club Trust Administration Fee Letter, and without duplication, the MLB Trust Administration Fee Letter) then due and owing, (IV) PROVIDED that no Distribution Interruption Event has occurred and is continuing, to comply with the Debt Service and Distribution Schedule with respect to such distribution and cover payments of principal, interest, fees and expenses under the MLB Credit Agreement or the Club Trust Credit Agreement, (V) upon the occurrence of a Distribution Interruption Event until the written approval of a revised Debt Service and Distribution Schedule by three of the Agent Banks including the Administrative Agent, to cover payments of interest under the MLB Credit Agreement or the Club Trust Credit Agreement that will be due and owing on or before the next Distribution Date at a rate per annum equal to 2% per annum above the rate per annum required to be paid on Borrowings under the MLB Credit Agreement or Loans under the Club Trust Credit Agreement on such date; PROVIDED, HOWEVER, that with respect to any Borrowing (or portion thereof) which has been used to make Loans (or portions thereof) to a Club Trust that has entered into an interest cap agreement with an Agent Bank which extends through the next Distribution Date or has selected an Interest Period for a LIBO Rate Portion which extends through the next Distribution Date, interest on such amount will be computed at the maximum interest rate provided for in such agreement or at the LIBO Rate (plus the applicable margin) then in effect, as applicable, (VI) upon the occurrence of a Distribution Interruption Event, until the written approval of a revised Debt Service and Distribution Schedule by three of the Agent Banks including the Administrative Agent, to cover principal payments or reductions that will be due and owing on or before December 15 of such year (or, in the case of the year 2000, to cover principal payments or reductions that will be due and owing on or before the Final Payment Date) and (VII) to pay any other amount that may be payable to the Banks or the Administrative Agent as a Secured Obligation (including amounts payable with respect to any financial hedge with respect to any Club Trust's obligations to the MLB Trust) that is then due and owing;

         (B) on each Distribution Date (subject to the availability of funds therefor and after giving effect to any transfers therefrom on such date or any previous date pursuant to (A) above), the Administrative Agent shall credit to each Club Trust's Distribution Account, from amounts on deposit in the Collection Account attributable to such Club Trust, a per Club Trust amount equal to either the balance in the Collection Account attributable to such Club Trust or such lesser amount as designated in the Debt Service and Distribution Schedule or as otherwise designated in writing on such date by the Commissioner or the Chief Operating Officer of MLB Properties, as the case may be, which amount is intended generally to equal the amount distributed to each of the non-Participating Clubs on such Distribution Date (before giving effect to any deposits to the Debt Service Account therefrom); PROVIDED, HOWEVER, that the Administrative Agent shall be entitled to withhold from the amount of any such distribution and deposit to the Debt Service Account any amounts it would have been permitted to deposit to the Debt Service Account pursuant to (A) above; PROVIDED, FURTHER, that upon the occurrence of a Distribution Interruption Event, the Administrative Agent shall retain all amounts that would otherwise have been credited to each Club Trust's Distribution Account in accordance with this paragraph (B) in the Collection Account for application, if needed, as set forth in paragraph (A) above until (w) in the case of an Event of Default or Club Trust Event of Default, such Event of Default or Club Trust Event of Default is either cured or waived in accordance with the provisions of the MLB Credit Agreement or Club Trust Credit Agreement, as applicable, (x) in the case of a Business Interruption Event, the earlier of the termination of the strike or other labor dispute which gave rise to the Business Interruption Event or the resumption of games involving players of Major League Baseball and not replacement players,
(y) in the case of the payment of any distribution from the Commissioner to the Collection Account which is materially less in amount or more than ten (10) days later than the corresponding amount or date set forth in the Debt Service and Distribution Schedule for such calendar year, amounts become available in the Collection Account under the applicable provisions of Section 7(c)(i)(A) and (z) in the case of a cash balance (including cash equivalents and short-term investments) of less than $5,000,000 in the Central Fund Custody Account, such cash balance is (including cash equivalents and short-term investments) restored to at least $5,000,000; and PROVIDED, further, that if any Club Trust has directed the Administrative Agent in writing to prepay scheduled payments of principal owed by such Club Trust on an ongoing basis in minimum amounts of $100,000 without penalty or premium (except LIBO breakage fees) from amounts deposited in the Collection Account attributable to such Club Trust which would otherwise be available for transfer to such Club Trust's Distribution Account, the Administrative Agent shall instead transfer such amounts to the Debt Service Account and apply such amounts to prepay such Club Trust's and the Borrower's scheduled payments of principal during such calendar year.

     (ii) Subject to the restrictions on cross-collateralization set forth in the Transaction Documents (including the provisions of Section 2.12(d) of the MLB Credit Agreement), on any date on which any amounts are due to the Banks hereunder or under the MLB Credit Agreement (including in connection with any voluntary or required payment or prepayment of principal), the Administrative Agent shall withdraw such amounts from the Debt Service Account and distribute such amounts ratably to the Banks in the priority set forth in (iii) below. In connection with such distribution, the Administrative Agent shall, as contemplated in Section 2.12 of the MLB Credit Agreement, determine the specific Club Trusts with respect to which such distribution was made and the amount paid to each Bank with respect to each such Club Trust. Amounts distributed to the Banks with respect to a specific Club Trust shall also constitute payment of such Club Trust's obligation to the MLB Trust under the Club Trust Credit Agreement.

     (iii) Amounts distributed from the Debt Service Account to the Banks, with respect to each Club Trust and the related Club

Trust Related Advances and Loans, shall be applied in the following order to pay
(A) all fees owed to the Administrative Agent and the Banks (and/or including fees payable with respect to any financial hedge), (B) all current interest due (including amounts payable with respect to any financial hedge) and then any past due interest, (C) all current scheduled principal payments or reductions and then any past due principal payments or reductions, (D) all required principal prepayments and (E) all voluntary principal prepayments.

IV. CONDITIONS.
    -----------

     The obligation of the Banks and the MLB Trust to enter into this Second Amendment, and the effectiveness of the amendments set forth herein, are subject to the Borrower delivering the fully executed $305,000,000 Promissory Note, the Indians Club Trust delivering the fully executed Election of Borrowing Option B and $35,500,000 Promissory Note and counsel to the Borrower and each Club Trust delivering opinions satisfactory in form and substance to the Banks and the MLB Trust with respect to the Second Amendment and the transactions contemplated hereby. The Banks will concurrently deliver the original $303,500,000 Promissory Note dated November 7, 1996 of the Borrower and the original $25,000,000 Promissory Note dated June 28, 1996 of the Indians Club Trust to the MLB Trust and the Indians Club Trust, respectively for cancellation.

V. NO DEFAULT; REPRESENTATIONS AND WARRANTIES, ETC.
   ------------------------------------------------

     The Borrower and the Indians Club Trust hereby represent and warrant to the Banks and the MLB Trust that all of the conditions of lending specified in
Section 3.02 of each of the MLB Credit Agreement and the Club Trust Credit Agreement and Section IV of this Second Amendment have been satisfied in all material respects as of the date hereof. In addition, and without limiting the generality of the foregoing, the Borrower and each Club Trust hereby confirm that: (i) the representations and warranties of the Borrower and each Club Trust contained in Section 4.01 of each of the MLB Credit Agreement and the Club Trust Credit Agreement, as amended by and through the Second Amendment, are true in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (ii) the Borrower and each Club Trust are in compliance in all material respects with all of the terms and provisions set forth in the MLB Credit Agreement and the Club Trust Credit Agreement, as amended by and through the Second Amendment, on its part to be observed or performed on or prior to the date hereof; and (iii) no Event of Default or Club Trust Event of Default specified in Article VI of each of the MLB Credit Agreement and the Club Trust Credit Agreement, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default or Club Trust Event of Default has occurred and is continuing.

VI. CONFIRMATION OF SECURED OBLIGATIONS.
    ------------------------------------

     Each of the Borrower and each Club Trust hereby confirm that all indebtedness of the Borrower and each Club Trust to the Banks and the MLB Trust under the MLB Credit Agreement and the Club Trust Credit Agreement as amended by and through the Second Amendment, whether now existing or hereafter arising, constitutes "Secured Obligations" and "Club Trust Secured Obligations" as such terms are defined in Annex A to the MLB Credit Agreement.

VII. MISCELLANEOUS.
     --------------

     Except to the extent specifically amended hereby, the MLB Credit Agreement and the Club Trust Credit Agreement, as amended by and through the Second Amendment, and all related documents shall be unaffected hereby and shall remain in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument. This Second Amendment shall be governed by the laws of The State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.





                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a sealed instrument as of May 27, 1997.

                                  MAJOR LEAGUE BASEBALL
                                  TRUST, as Borrower,

                                  By

                                    WILMINGTON TRUST COMPANY,
                                       not in its individual capacity
                                       but solely as MLB Trustee,


                                  By  /s/ David A. Vanskey, Jr.
                                     ----------------------------
                                     Name: David A. Vanskey, Jr.
                                     Title:

   Commitment
   ----------

   $44,000,000                    FLEET NATIONAL BANK,
                                    in its capacity as Agent Bank,
                                    Administrative Agent and as a Bank,


                                  By  /s/ Keith J. Collar
                                     ----------------------------
                                     Name: Keith J. Collar
                                     Title:

   $38,000,000                    BANK OF AMERICA,
                                  in its capacity as Agent Bank
                                  and as a Bank,


                                  By  /s/ Madeline W. Lee
                                     ----------------------------
                                     Name: Madeline W. Lee
                                     Title:

   $36,000,000                    THE CHASE MANHATTAN BANK
                                  in its capacity as Agent Bank
                                  and as a Bank,



                                  By  /s/ David L. Kelly
                                     ----------------------------
                                     Name: David L. Kelly
                                     Title:


   $36,000,000                    MORGAN GUARANTY TRUST COMPANY
                                     OF NEW YORK
                                  in its capacity as Agent Bank
                                  and as a Bank,



                                  By /s/ Jeffery B. Wescott
                                     ----------------------------
                                     Name: Jeffery B. Wescott
                                     Title:


   $19,000,000                    BANK OF TOKYO - MITSUBISHI TRUST
                                     COMPANY



                                  By: /s/ Paula Mueller
                                     ----------------------------
                                     Name: Paula Mueller
                                     Title:


   $16,000,000                    THE BANK OF NOVA SCOTIA



                                  By: /s/ illegible
                                     ----------------------------
                                     Name:
                                     Title:

   $15,000,000                       BANK OF MONTREAL



                                     By: /s/ R. J. McClorey
                                        ---------------------------
                                        Name: R. J. McClorey
                                        Title:


   $13,500,000                       BANK OF IRELAND



                                     By: /s/ R. H. Wyer
                                        ---------------------------
                                        Name: R. H. Wyer
                                        Title:


   $13,500,000                       FUJI BANK LIMITED



                                     By: /s/ Kazuaki Kitabatake
                                        ---------------------------
                                        Name: Kazuaki Kitabatake
                                        Title:


   $13,500,000                       IBJ SCHRODER BANK & TRUST
                                        COMPANY



                                     By: /s/ Mark H. Minter
                                        ---------------------------
                                        Name: Mark H. Minter
                                        Title:


   $13,500,000                       MITSUBISHI TRUST & BANKING CORP.



                                     By: /s/ Masaaki Yamagrshi
                                        ---------------------------
                                        Name: Masaaki Yamagrshi
                                        Title:

   $13,500,000                      SUMITOMO BANK LIMITED



                                    By: /s/ John Kemper
                                       -----------------------------------
                                       Name: John Kemper
                                       Title:


   $13,500,000                      YASUDA TRUST & BANKING



                                    By: /s/ R. M. Laudenschlager
                                       -----------------------------------
                                       Name: R. M. Laudenschlager
                                       Title:


   $10,000,000                      BANCO POPULAR DE PUERTO RICO



                                    By: /s/ John Cunco
                                       -----------------------------------
                                       Name: John Cunco
                                       Title:


   $10,000,000                      LaSALLE NATIONAL BANK



                                    By: /s/ James M. Feldman
                                       -----------------------------------
                                       Name: James M. Feldman
                                       Title:

                                    MAJOR LEAGUE BASEBALL TRUST,
                                       as Lender,
                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as MLB Trustee



                                    By: /s/ David A. Vanaskey, Jr.
                                       ------------------------------------
                                       Name: David A. Vanaskey, Jr.
                                       Title:


                                    FLEET NATIONAL BANK, as Facilitating Agent

                                 By: /s/ Keith J. Collar
                                    ------------------------------------
                                     Keith J. Collar
                                     Vice President


                                 ASTROS CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but
                                    solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                    -------------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 BREWERS CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but
                                    solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                    -------------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 EXPOS CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                    -------------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 INDIANS CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                   --------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 PHILLIES CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                   --------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 PIRATES CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                   --------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 RANGERS CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,

                                 By /s/ David A. Vanaskey, Jr.
                                   --------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


                                 YANKEES CLUB TRUST

                                 By

                                    WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but
                                      solely as MLB Trustee,



                                 By /s/ David A. Vanaskey, Jr.
                                   --------------------------------
                                    Name: David A. Vanaskey, Jr.
                                    Title:


   ACCEPTED AND AGREED TO
   BY WITHDRAWING BANK:

   MITSUI LEASING USA, INC.



   By: /s/ illegible
      --------------------------
      Name:
      Title:








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